                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-4 of Pogo Producing Company (File No. 333-57367), as amended by this Amendment No. 1 to Registration Statement on Form S-4 of Pogo Producing Company, of our report dated March 25, 1997 relating to the consolidated financial statements of Arch Petroleum Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          PRICEWATERHOUSECOOPERS LLP